UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2023

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.
On March 3, 2023, Praxis Precision Medicines, Inc. (the “Company”) published a corporate presentation announcing topline results from its Essential1 study. The presentation is available in the “Investors + Media” portion of the Company's website at investors.praxismedicines.com and a copy is furnished as Exhibit 99.1 to this Current Report on Form 8-K. As part of the presentation, the Company referenced certain communications between the Company and the U.S. Food and Drug Administration (the “FDA”) related to endpoints for essential tremor studies. A copy of the communications dated March 12, 2021 is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall any of it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.
On March 3, 2023, the Company announced topline results from the Essential1 study evaluating the efficacy, safety and tolerability of ulixacaltamide (PRAX-944) for the treatment of essential tremor.
In Essential1, ulixacaltamide treated participants demonstrated improvement relative to placebo participants in the primary endpoint, change from baseline to Day 56 in the modified Activities of Daily Living (“mADL”) score, that did not reach statistical significance. Nominal statistically significant improvement was observed in the TETRAS-ADL score secondary endpoint. Additional secondary endpoints were supportive of the ulixacaltamide efficacy profile, including nominal statistically significant improvements in the Clinical Global Impression-Severity (“CGI-S”) and Patient Global Impression-Change (“PGI-C”) scores. The Company intends to engage with the FDA in an end of Phase 2 meeting and initiate a Phase 3 study for the treatment of essential tremor in the second half of 2023 based upon the observed efficacy and safety profile.
Essential1 Efficacy Results
Essential1 is a randomized, double-blind, placebo-controlled, dose-range-finding Phase 2b trial evaluating the efficacy, safety and tolerability of once-daily daytime treatment of 60 or 100 mg of ulixacaltamide compared to placebo after 56 days. The primary endpoint for the study was the change from baseline to day 56 in the mADL score. A total of 132 patients with essential tremor were randomized and treated in the study. While improvements relative to placebo on the primary endpoint and nominal statistical significance on certain of the secondary endpoints were observed, the study did not meet the primary endpoint.
The primary analysis population was the modified intention to treat (“mITT”). mITT analysis is defined as all patients enrolled under Version 4 of the clinical protocol (or enrolled in a prior version and eligible for Version 4), who were randomized to treatment, and received at least one dose of study drug. In the mITT analysis (n=116), ulixacaltamide (n=78) showed numerical difference versus placebo (n=38) at day 56 in the mADL score (-3.01 points for ulixacaltamide treated participants, -1.44 for placebo participants (LS mean difference 1.58; 95% CI: -3.60, 0.45; p=0.126)) and nominal statistical significance versus placebo at day 56 in the TETRAS-ADL secondary endpoint (-3.60 points for ulixacaltamide treated participants, -1.07 for placebo participants (LS mean difference 2.53; 95% CI: -4.75, -0.31; p=0.026)). Consistent effect was observed across both the 60 mg and 100 mg dosing regimens. Observed changes across 10 of the 12 ADL scored items in the mITT favored ulixacaltamide treated participants relative to placebo and there were no items that favored placebo.
Patients and clinicians reported higher overall impression of improvement with ulixacaltamide relative to placebo. In the PGI-C, 47% of ulixacaltamide treated patients reported improvement, while 30% of placebo participants reported improvement (p<0.05, rank analysis). In the CGI-S, investigators reported that 42% of ulixacaltamide treated patients improved and 26% of placebo participants improved (p<0.05, rank ANCOVA).
Following study unblinding, post hoc, the Company explored the impact of treatment in the mADL without the addition of the TETRAS performance scale items, as well as potential prognostic factors relevant to the population studied. The Company expects that these post hoc analyses will be relevant for its Phase 3 plans.
Essential1 Safety and Tolerability Results
Ulixacaltamide was well-tolerated. No dose response relationship was observed between participants assigned to the 60 mg or the 100 mg dose regimens in effect or safety. Adverse events (“AEs”) were generally consistent with the safety profile of ulixacaltamide seen to date, with no new safety findings.

The most commonly reported treatment emergent adverse events in ≥5% of all participants treated with ulixacaltamide (n=91) were dizziness (13, 14.3%), constipation (9, 9.9%), headache (8, 8.8%), fatigue (8, 8.8%), anxiety (6, 6.6%), feeling abnormal (6, 6.6%) and paraesthesia (6, 6.6%). There were no drug related serious adverse events (“SAEs”). Three SAEs were observed in two subjects, all deemed unrelated to treatment (exacerbation of chronic obstructive pulmonary disease in one patient; esophageal obstruction and gastric adenocarcinoma in one patient). The rate of discontinuations due to AEs in the mITT was 12% in ulixacaltamide treated participants and 3% in placebo participants.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding the clinical development of ulixacaltamide. The forward-looking statements included in this Current Report on Form 8-K are subject to a number of risks, uncertainties and assumptions, including, without limitation, uncertainties inherent in clinical trials, the expected timing of submission for regulatory approval or review by governmental authorities and other risks as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and its other filings with the Securities and Exchange Commission. These statements are based only on facts currently known by the Company and speak only as of the date of this Current Report on Form 8-K. As a result, you are cautioned not to rely on these forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Praxis Precision Medicines March 2023 Corporate Presentation

99.2	Communications between the U.S. Food and Drug Administration and Praxis Precision Medicines, Inc., dated March 12, 2021

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: March 3, 2023	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer